SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                 -----------------------------------------------

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 4, 1997


                          OCWEN ASSET INVESTMENT CORP.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



     VIRGINIA                        000-22389                   65-0736120
  (STATE OR OTHER                   (COMMISSION               (I.R.S. EMPLOYER
    JURISDICTION                    FILE NUMBER)             IDENTIFICATION NO.)
 OF INCORPORATION)


                              THE FORUM, SUITE 1000
         1675 PALM BEACH LAKES BOULEVARD, WEST PALM BEACH, FLORIDA 33401
                     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)


                                 (561) 681-8000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



                                       N/A
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)






                                   PAGE 1 OF 8
                             EXHIBIT INDEX ON PAGE 4


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ITEM 5.  OTHER EVENTS

The news release of Ocwen Asset Investment Corp. dated December 4, 1997, regarding its November 1997 investments of $35.4 million and $164.9 million in outstanding commitments, is attached and filed herewith as Exhibit 99.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

    (c)           Exhibits

                  The following exhibit is filed as part of this report:

                  (99) News release of Ocwen Asset Investment Corp. dated December 4, 1997.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                          OCWEN ASSET INVESTMENT CORP.
                          (Registrant)


                          By:             /s/ Mark S. Zeidman
                          -----------------------------------------------------
                                              Mark S. Zeidman
                               Senior Vice President and Chief Financial Officer



Date:   December 9, 1997






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                                INDEX TO EXHIBIT



   EXHIBIT NO.    DESCRIPTION                                              PAGE
   -----------    -----------                                              ----

       99         News release of Ocwen Asset Investment Corp. dated         5
                  December 4, 1997 regarding its November 1997 investments of $35.4 million and $164.9 million in outstanding commitments.




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